Supplement dated December 23, 2009 to the

variable annuity statements of additional information for the following:

Flex Extra

Panorama Passage

Panorama Premier

MassMutual Artistry

MassMutual Equity Edge

MassMutual Evolution

MassMutual RetireEase Select

MassMutual Transitions

Panorama

all dated May 1, 2009

This supplement revises the statements of additional information by adding the following two paragraphs to the end of “The Company” section (in the Flex Extra statement of additional information that section appears under “General Information”).

On November 2, 2009, Moody’s Investors Service, Inc. lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its domestic insurance subsidiaries to “Aa2” with a stable outlook from “Aa1.” The rating action concludes the review for possible downgrade which was initiated on May 26, 2009.

On August 26, 2009, Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business lowered its counterparty credit and financial strength ratings on Massachusetts Mutual Life Insurance Company and its U.S. affiliates to “AA+” with a stable outlook from “AAA” and removed the ratings from CreditWatch, where they had been placed with negative implications on June 17, 2009.